Exhibit 10.1

EIGHTH AMENDMENT TO LEASE

This Eighth Amendment to Lease (“Eighth Amendment”) is made as of July  19th, 2010 by and between Wells Fund XIII-REIT Joint Venture, a Georgia joint venture partnership (“Landlord”), and American Intercontinental University, Inc., a Georgia corporation (“AIU”).

RECITALS:

A. Two Park Center, L.L.C. (“Original Landlord”) and Tenant entered into that certain Lease dated March 13, 2002 (the “Original Lease”) as amended by that certain (i) First Amendment to Lease dated May 3, 2002 (“First Amendment”), (ii) Second Amendment to Lease dated September 30, 2002 (“Second Amendment”), (iii) Third Amendment to Lease dated January 31, 2003 (“Third Amendment”), (iv) Fourth Amendment to Lease dated February 28, 2003, (v) Fifth Amendment to Lease dated March 30, 2004 (“Fifth Amendment”), Sixth Amendment to Lease dated September 2, 2004 (“Sixth Amendment”) and Seventh Amendment to Lease dated October 14, 2005 (“Seventh Amendment”) (the Original Lease together with the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, and Seventh Amendment are collectively referred to herein as the “Lease”) with respect to premises more particularly described therein (“Premises”) in the building located at 5550 Prairie Stone Parkway, Hoffman Estates, Illinois commonly known as Two Park Center (the “Building”). In addition, certain other space in the Building was rolled into the Premises and the Lease in accordance with that certain Lease and Sublease Modification Agreement dated January 31, 2005 among Landlord, Tenant, and Lumbermens Mutual Casualty Company.

B. Landlord is the successor to Original Landlord.

C. The Term of the Lease is scheduled to expire December 31, 2010.

D. Landlord and Tenant now desire to extend the Term of the Lease for two (2) years, but only with respect to all leasable space on the third floor of the Building, containing approximately 48,993 rentable square feet, plus 11,092 rentable square feet on the first floor of the Building (collectively referred to herein as the “Reduced Premises”) shown on Exhibit A attached hereto and incorporated herein. The first floor portion of the Reduced Premises shall include, and Tenant shall be responsible for, 11,092 rentable square feet, even though Tenant intends to use only approximately 6,976 rentable square feet of same as shown on Exhibit C.

E. With respect to all of the Premises other than the Reduced Premises, the Lease shall naturally expire on December 31, 2010 and Tenant shall satisfy all of its obligations under the Lease as if the Term had naturally expired as of such date with respect thereto.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. The recitals set forth above are hereby incorporated into and made a material part of this Eighth Amendment. Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Lease.

2. The Term of the Lease for the Reduced Premises is hereby extended through December 31, 2012. Between January 1, 2011 and December 31, 2012 (the “Reduced Premises Term”), Tenant shall pay Base Rent for the Reduced Premises in the following amounts at the following times, in accordance with the requirements of the Lease:

Time Period:	Monthly Base Rent	Annual Base Rent/rsf
1/1/11 – 12/31/11	$55,077.92	$11.00
1/1/12 – 12/31/12	$57,581.46	$11.50

Tenant shall continue to pay Tenant’s Proportionate Share of Building Operating Expenses and Taxes for the Reduced Premises during such time, provided that Tenant’s Building Expense Percentage, Tenant’s Proportionate Share of Building Operating Expenses, and Tenant’s Proportionate Share of Taxes shall be reduced to 31% effective January 1, 2011 based on the new, reduced square footage of the Reduced Premises divided by the rentable area of the Building, 193,701 rentable square feet. Nothing contained herein shall be deemed to modify Tenant’s rent obligations for the entire Premises through December 31, 2010.

3. Landlord shall not be entitled to relocate the third floor portion of the Reduced Premises, however, Landlord reserves the right to substitute for the first floor portion of the Reduced Premises other premises at the Building (herein referred to as the “Relocation Premises”), provided: (i) the Relocation Premises shall be similar to the first floor portion of the Reduced Premises in square footage area, (ii) Landlord shall give Tenant at least ninety (90) days’ written notice before making such change, and the parties shall execute an amendment to the Lease confirming the change within thirty (30) days after either party shall request the same; (iii) Landlord shall pay directly all of the out of pocket expenses and costs associated with Landlord’s relocation of Tenant’s first floor portion of the Reduced Premises to the Relocation Premises at Landlord’s sole cost. In addition, at Landlord’s sole cost, Landlord shall be responsible for reinstalling the Tenant’s personal property and equipment in the Relocation Premises, and improving the Relocation Premises so that they are substantially similar to the first floor portion of the Reduced Premises (including, but not limited to, cabling and network systems), and, (iv) such move shall be made during evenings, weekends, or otherwise so as to incur the least inconvenience to Tenant. Tenant waives any claim for abatement of Rent or loss of profits due to such relocation. Tenant shall cooperate with Landlord in connection with any relocation, including, without limitation, providing timely responses to any requests for review and approval of proposed plans for tenant improvements to the Relocation Premises. Upon the date of such relocation, the first floor portion of the Reduced Premises shall be removed from the Premises, the Relocation Premises shall become and be deemed part of the Premises hereunder and all the terms, covenants and conditions of this Lease shall be applicable to the Relocation Premises. After such relocation, Landlord and Tenant, within thirty (30) days after the written request of either Landlord or Tenant, shall execute a written amendment to the Lease confirming the foregoing relocation. Notwithstanding anything stated to the contrary herein, Landlord shall not have the aforesaid right to substitute the first floor portion of the Reduced Premises during the last six (6) months of the Reduced Premises Term.

4. Tenant shall continue to maintain Tenant’s existing exterior signage rights at the Building notwithstanding the reduction of the Premises; provided, however, that Landlord reserves the right and option to terminate Tenant’s exterior signage rights at any time upon at least thirty (30) days prior written notice to Tenant, notwithstanding anything to the contrary contained in the Lease including, without limitation, in Section 18 of the Original Lease. If Landlord sends Tenant notice to remove Tenant’s exterior signage, Tenant must remove Tenant’s exterior signage and repair any damage caused by Tenant’s exterior signage during such thirty (30) day period.

5. Tenant hereby accepts the Reduced Premises in their current “as is” condition, provided that Landlord at Landlord’s expense shall paint the interior drywall in the first floor portion of the Reduced Premises with one (1) coat of Building standard paint, shampoo the existing carpet in the first floor portion of the Reduced Premises, and install two (2) Building standard doors (both of which will be at Landlord’s expense) in locations shown on Exhibit B, attached hereto and incorporated herein, in order to secure the first floor portion of the Reduced Premises. Furthermore, in the event that Landlord leases the balance of existing Suite 150 to be occupied and possession delivered before December 31, 2012, Landlord shall construct any new necessary common corridor and Tenant shall be required to reimburse Landlord within 30 days of receipt of an invoice therefore for fifty percent (50%) of Landlord’s hard and soft construction costs with respect thereto. Landlord shall provide Tenant with a copy of the proposal for such costs prior to incurring the costs and a proposed schedule for the performance of such work. Landlord shall not be required to perform Landlord’s work after hours unless Tenant pays the additional overtime cost; however, Landlord shall exercise reasonable efforts to not disturb Tenant’s operation of business while performing such work. Except as caused by Landlord’s, its contractors’, employees’, or agents’ negligence, Tenant agrees to release and hold Landlord harmless from and against any and all claims for loss, costs, damages, inconvenience, expenses, property damage and personal injury arising out of Landlord performing such work while Tenant is in possession of the Premises. Landlord approves the space plan for Tenant’s proposed improvements to the first floor portion of the Reduced Premises which is attached hereto as Exhibit C and incorporated herein.

6. Article 15 of the Original Lease is hereby amended to reduce the number of underground parking spaces to which Tenant is entitled to thirteen (13).

7. Articles 16 (Extension Option), 17 (Right of First Offer), and 20 (Exclusive) of the Original Lease are hereby deleted.

8. Neither Landlord nor Tenant has dealt with any broker or agent in connection with the negotiation or execution of this Eighth Amendment, other than Jones Lang LaSalle and CB Richard Ellis (collectively, the “Brokers”), whose commissions shall be paid by Landlord in accordance with their separate agreement. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys’ fees, and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party other than the Brokers.

9. This Eighth Amendment sets forth the entire agreement with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. In the case of any inconsistency between the provisions of this Eighth Amendment and the Lease, the provisions of this Eighth Amendment shall control to the extent necessary to resolve any inconsistency.

10. If any provision contained in this Eighth Amendment is rendered invalid or unenforceable by a court of competent jurisdiction, it shall not affect the remaining provisions of this Eighth Amendment and the Lease, which shall remain in full force and effect.

11. This Eighth Amendment shall not be binding until executed and delivered by both parties.

12. This Eighth Amendment may be executed in any number of counterparts, any one of which shall be an original, but all of which together shall be one and the same instrument.

13. As modified by this Eighth Amendment, the Lease is hereby ratified and confirmed, and shall remain in full force and effect.

(Signatures appear on following page.)

IN WITNESS WHEREOF, the parties have executed this Eighth Amendment as of the date first above written.

LANDLORD:

WELLS FUND XIII-REIT JOINT VENTURE PARTNERSHIP, a Georgia joint venture partnership

By:	WELLS REAL ESTATE FUND XIII, L.P., a Georgia limited partnership

	By:	Wells Capital, Inc., a Georgia corporation, as General Partner

		By:	/s/ Douglas P. Williams
		Name:	Douglas P. Williams
		Title:	Senior Vice President

By:	PIEDMONT OPERATING PARTNERSHIP, LP, a Delaware limited partnership

	By:	Piedmont Office Realty Trust, Inc., a Maryland corporation, its sole General Partner

		By:	/s/ Joseph H. Pangburn
		Name:	Joseph H. Pangburn
		Title:	Senior Vice President

AIU:

AMERICAN INTERCONTINENTAL UNIVERSITY, INC. a Georgia corporation

By:	/s/ Michael Graham
Its:	Vice President

EXHIBIT “A”

REDUCED PREMISES

SEE ATTACHED

1 PROPOSED SUITE PLAN

3/64" = 1'-0"

KEY PLAN

NTS

Fitzgerald Earles Architects and Associates
1820 W. Hubbard, Suite 320 Chicago, Illinois 60622
312.491.9840 (F)312.491.9844 www.feaachicago.com

CLIENT: PROPOSED AIU SUITE - TWO PARK CENTER, 5550 PRAIRIE STONE PARKWAY RSF: 11,092
SKETCH NO: SK.1 PROJECT NO: 10038.03
FILE NAME: 1ST FLOOR.DWG DRAWN BY: NES DATE: 6.3.2010

SUITE 300
48,993 SQ. FT.
NORTH

TWO PARK CENTER

5550 Prairie Stone Parkway
Hoffman Estates, Illinois

Suite 300
48,993 Square Feet

For leasing information please contact

Jones Lang LaSalle

Rick Benoy
773-304-4105
rick.benoy@am.jll.com

John Clark
773-380-0612
john.clark@am.jll.com

Rob Lundin
773-380-0636
rob.lundin@am.jll.com

PIEDMONT OFFICE REALTY TRUST

©2010 FITZGERALD EARLES ARCHITECTS, INC.

EXHIBIT “B”

NEW DOOR LOCATIONS

SEE ATTACHED

Exhibit B

STORAGE
STORAGE
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
CONFERENCE
LOT.
N
New Building Doors
Installed by Landlord

INTERIOR ARCHITECTS
CHICAGO

Project Name: 5550 PRARIE STONE - FLOOR 01

Job Number: 059469.05

Refer To Drawing:
Issue: TEST FIT
Date: 06/30/2010
Scale: N.T.S.
Drawing: TF_02

EXHIBIT “C”

SPACE PLAN FOR TENANT IMPROVEMENTS

IN FIRST FLOOR PORTION OF REDUCED PREMISES

SEE ATTACHED

OFFICE
OFFICE
OFFICE
OFFICE
STORAGE
STORAGE
I.D.F.
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
CONFERENCE
OFFICE
N

IA | INTERIOR ARCHITECTS
CHICAGO

Project Name: 5550 PRARIE STONE - FLOOR 01

Job Number: 059469.05

Refer-To-Drawing:
Issue: TEST FIT
Date: 06/30/2010
Scale: N.T.S.
Drawing: TF_02

Exhibit 'C'

Tenant Improvements

REAFFIRMATION OF GUARANTY

THE UNDERSIGNED, as guarantor of Tenant’s obligations under the Lease pursuant to that certain Guaranty dated March 13, 2002 (the “Guaranty”) and as of the date of this Eighth Amendment, hereby: (a) consents to this Eighth Amendment; (b) ratifies the Guaranty; (c) confirms that the Guaranty remains in full force and effect; and (d) agrees that the Guaranty includes, without limitation, all of Tenant’s obligations under the Lease as amended by the Eighth Amendment.

CAREER EDUCATION CORPORATION, a Delaware corporation

By:	/s/ Michael Graham
Name:	Michael Graham
Title:	EVP & CFO